Commitments And Contingencies	6 Months Ended
Jan. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies

6. Commitments and Contingencies

Leases

The Company leases certain facilities and equipment under operating leases. The Company entered into an operating lease agreement in September 2007 for its corporate headquarters in California that expires in July 2012. In connection with the lease, the Company opened a letter of credit currently held with Silicon Valley Bank. On November 23, 2009, the Company entered into a sublease agreement for additional conference space which will expire in July 2012.

Lease expense for all worldwide facilities and equipment, which is being recognized on a straight-line basis over terms of the various leases, was $1.5 million, $1.9 million, $2.3 million, $1.8 million and $1.9 million during the years ended July 31, 2009, 2010, 2011 and the six months ended January 31, 2011 and 2012, respectively. Future commitments and obligations under the operating leases to be satisfied as they become due over their terms, are as follows as of July 31, 2011:

Year Ending July 31:	(in thousands)
2012	$2,573
2013	131
2014	73
2015	73
2016 and beyond	69

Total	$2,919

In addition, on December 5, 2011, the Company entered into a seven-year lease for a facility to serve as its corporate headquarters commencing August 1, 2012. Total future incremental lease payments under the new lease are approximately $29.6 million.

Office Sublease

On August 8, 2008, the Company entered into an agreement with a single subtenant to sublease a portion of the leased premises from the lessor of its current corporate headquarters in California consisting of 30,718 rentable square feet. The term of the sublease commenced on September 1, 2008 and will expire on June 30, 2012. Future minimum sublease rental income (net of operating expenses) under the agreement is as follows:

Year Ending July 31:	(in thousands)
2012	$1,160

Total	$1,160

Legal Proceedings

In December 2007, Accenture Global Services GmbH and Accenture LLP filed a lawsuit against us in the U.S. Federal District Court for the District of Delaware, or the Delaware Court (Accenture Global Services GmbH and Accenture LLP v. Guidewire Software, Inc., Case No 07-826-SLR). Accenture has alleged infringement of U.S. Patent Nos. 7,013,284 and 7,017,111 by the Company's products; trade-secret misappropriation; and tortious interference with business relations. The Company denied Accenture's claims, and it asserted counterclaims seeking a declaration that our products do not infringe either patent, that both patents are invalid and that U.S. Patent No. 7,013,284 is unenforceable. The Company also asserted counterclaims against Accenture for breach of contract and trade secret misappropriation.

In November 2009, Accenture filed an additional lawsuit against the Company in the Delaware Court (Accenture Global Services GmbH, and Accenture LLP v. Guidewire Software, Inc., Case No. 09-848-SLR) alleging infringement of U.S. Patent No. 7,617,240 by our products. The Company filed a response denying Accenture's allegations and later amended that response to allege inequitable conduct against Accenture in obtaining U.S. Patent No. 7,617,240.

In March 2010, the Delaware Court ruled on claim construction of U.S. Patent No. 7,017,111 and as a result of that ruling Accenture stated that it would not pursue U.S. Patent No. 7,017,111 at trial against the Company, although Accenture retained its rights to appeal the claim construction ruling. In February 2011, the USPTO issued a third and final office re-examination action rejecting all claims in U.S. Patent No. 7,617,240. In March 2011, the USPTO granted a third re-examination against U.S. Patent No. 7,013,284, after having rejected all claims in U.S. Patent No. 7,013,284 on two prior re-examinations. On May 31, 2011, the Delaware Court granted the Company's motion for summary judgment finding that Accenture's U.S. Patent Nos. 7,013,284 and 7,017,111 are invalid based on unpatentable subject matter. On June 22, 2011, the Delaware Court approved the parties Stipulation and Partial Dismissal under which Accenture's claims for U.S. Patent Nos. 7,017,111 and 7,617,240 and all of its other claims were dismissed, with prejudice, excepting claims for U.S. Patent No. 7,013,284, and the Company's claims against Accenture were dismissed, as well. In July 2011, Accenture filed an appeal to the Federal Circuit Court of Appeals of the Delaware Court's judgment of invalidity of U.S. Patent No. 7,013,284.

On June 23, 2011, the Company filed a lawsuit against Accenture in the U.S. District Court for the Eastern District of Virginia (Guidewire Software, Inc. v. Accenture PLC, Accenture Insurance Services LLC and Accenture LLP, Case No. 1:11-cv-678-CMH/TRJ), or the EDVA Lawsuit seeking injunction and damages, alleging infringement of U.S. Patent Nos. 6,073,109, 6,058,413, 5,630,069 and 5,734,837 by Accenture's Claim Components insurance software product and other Accenture software products that utilize the patented workflow and business process management techniques.

On July 20, 2011, Accenture filed a lawsuit against us in the U.S. District Court for the Northern District of California (Accenture Global Services Ltd. and Accenture LLP v. Guidewire Software, Inc., Case No. 3:11-cv-03563-MEJ) alleging infringement of U.S. Patent No. 7,979,382 by our ClaimCenter software product. No trial date has been set for this case.

On August 16, 2011, Accenture filed an answer in the EDVA Lawsuit and counterclaimed alleging that the Company's ClaimCenter and other unnamed software products infringe two Accenture patents, U.S. Patent Nos. 6,574,636 and 7,409,355 and filed a motion to have the entire EDVA Lawsuit transferred to the U.S. District Court for the Northern District of California. On September 9, 2011 the judge in the EDVA Lawsuit granted Accenture's motion to transfer the EDVA Lawsuit to the U.S. District Court for the Northern District of California.

On October 13, 2011, the Company agreed with Accenture to resolve all outstanding patent litigation concerning their respective insurance claims management software. In connection with the settlement, the Company has paid $10.0 million to Accenture with a potential additional payment based on the final outcome of Accenture's pending appeal regarding the validity of its '284 patent. If Accenture is successful in its appeal, the Company has agreed to pay them an additional $20.0 million. At any time prior to an initial determination by the appeals court, the Company may instead pay Accenture $15.0 million to discharge this potential obligation. If Accenture is not successful in its appeal, no further payments would be due in connection with the settlement. As part of the settlement, the Company has also agreed to a royalty free cross license of all current patents and patent applications with Accenture. The Company expensed the $10.0 million litigation provision as it believes that no future benefit is attributable to the cross license.

In addition to the matters described above, from time to time, the Company is involved in various other legal proceedings arising from the normal course of business activities.

Indemnification

The Company sells software licenses and services to its customers under contracts ("Software License"). Each Software License contains the terms of the contractual arrangement with the customer and generally includes certain provisions for defending the customer against any claims that the Company's software infringes upon a patent, copyright, trademark, or other proprietary right of a third party. The Software License also indemnifies the customer against losses, expenses, and liabilities from damages that may be assessed against the customer in the event the Company's software is found to infringe upon such third party rights.

The Company has not had to reimburse any of its customers for losses related to indemnification provisions and no material claims against the Company are outstanding as of July 31, 2010, 2011 and January 31, 2012. For several reasons, including the lack of prior indemnification claims and the lack of a monetary liability limit for certain infringement cases under the Software License, the Company cannot estimate the amount of potential future payments, if any, related to indemnification provisions.